FIFTH AMENDMENT TO LOAN AND PLEDGE AGREEMENT

Dated as of April 23, 2019

Reference is made to that certain Loan and Pledge Agreement dated as of January 27, 2017 (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the "Loan and Pledge Agreement") between Energy Recovery, Inc., as borrower (the "Borrower"), and Citibank, N.A., as lender (the "Lender"). Capitalized terms used herein but not defined shall have the meaning assigned to such terms in the Loan and Pledge Agreement.

The parties hereto agree that, effective as of the Amendment Effective Date, Section 1.1 of the Loan and Pledge Agreement is hereby amended by inserting the following definition in the proper alphabetical order therein:

> ""Control Agreement" means the agreement dated as of April 23, 2019 among Pershing LLC, as securities intermediary, Citigroup Global Markets Inc., as introducing broker, the Lender, as secured party, and the Borrower, as account holder."

The parties hereto agree that, effective as of the Amendment Effective Date, the definition of "Loan Documents" in Section 1.1 of the Loan and Pledge Agreement is hereby amended by replacing it in its entirety with the following:

> ""Loan Documents" means this Agreement, the Note, the Letters of Credit, the Standby Letter of Credit Agreement, the Control Agreement, and all documents and instruments to be delivered by Borrower under or in connection with this agreement, as each of the same may be amended, supplemented or otherwise modified from time to time."

The parties hereto agree that, effective as of the Amendment Effective Date, Section 7.2(a) of the Loan and Pledge Agreement is hereby amended by (i) inserting the words "Other than as expressly permitted by Section 3.3," at the beginning of the first sentence thereof; and (ii) inserting the words "or other Loan Documents" at the end of the second sentence thereof.

The parties hereto agree that, effective as of the Amendment Effective Date, Exhibit A of the Loan and Pledge Agreement is hereby amended by replacing it in its entirety with Annex A attached hereto.

As used herein, the term "Amendment Effective Date" shall mean the first date upon which the Lender shall have executed and delivered one or more counterparts of this Fifth Amendment to Loan and Pledge Agreement (the "Agreement of Amendment") and shall have received one or more counterparts of this Agreement of Amendment executed by the other parties hereto.

The Borrower represents and warrants to the Lender that (i) immediately after giving effect to this Agreement of Amendment and the transactions contemplated hereby, its

representations and warranties set forth in the Loan and Pledge Agreement and the other Loan Documents are true and correct in all material respects (unless such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Agreement of Amendment, and (iii) this Agreement of Amendment has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy, or other laws affecting creditor's rights generally, or general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

All references in any Loan Document to the Loan and Pledge Agreement on and after the Amendment Effective Date, shall be deemed to refer to the Loan and Pledge Agreement, as amended hereby, and the parties hereto agree that on and after the Amendment Effective Date, the Loan and Pledge Agreement, as amended hereby, is in full force and effect.

This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[*Signature Pages Follow*]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Loan and Pledge Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ENERGY RECOVERY, INC.,
as Borrower

By: ______________________
Name: Brandon Young
Title: Corporate Controller

[Signature Page to Amendment to Loan and Pledge Agreement]

CITIBANK, N.A.,
as Lender

By:__________________________
Name: Yousuf Omar

[Signature Page to Amendment to Loan and Pledge Agreement]

EXHIBIT A

PLEDGED ACCOUNTS

Energy Recovery, Inc.
Account No. 15C108460768
Held with Citibank, N.A.

Energy Recovery, Inc.
Account No. C92182556
Held with Pershing LLC and subject to the Control Agreement